EXHIBIT 10.10



         This SECURED CONVERTIBLE DEBENTURE PURCHASE AGREEMENT (this "Agreement") is dated as of May 8, 2002 among Achievement Tec Holdings, Inc, a Delaware corporation (the "Company"), and the purchasers identified on the signature pages hereto (each a "Purchaser" and collectively the "Purchasers").

         WHEREAS,  the Company,  AJW Partners,  LLC and New  Millennium  Capital
Partners II, LLC ("Initial Investors") are parties to that certain Secured Convertible Debenture Purchase and Exchange Agreement, dated June 29, 2001, pursuant to which the Company issued and sold an aggregate principal amount of $500,000 of the Company's 10% Secured Convertible Debentures (the "Initial Transaction"); and

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and Rule 506 promulgated there under, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, an aggregate principal amount of $500,000 of the Company's 10% Secured Convertible Debentures, due May 8, 2003, which shall be in the form of Exhibit A and which are convertible into shares of the
                        ---------
Company's common stock, $.001 par value per share.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         1.1    Definitions.  In addition to the terms defined elsewhere in this
                -----------
Agreement: (a) capitalized terms that are not otherwise defined herein that are defined in the Debentures (as defined herein) shall have the meanings given to such terms in the Debentures, and (b) the following terms have the meanings indicated in this Section 1.1:


                "Additional Debentures" means 10% Secured Convertible Debentures issued by the Company to the Purchasers after the Effective Date as set forth in Section 2.3, in the form of Exhibit A.
                                              ---------

                "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

                "Closing" means the closing of the purchase and sale of the Debentures pursuant to Section 2.1.
                                -----------

                "Closing Date" means the date of the Closing.

                "Closing Debentures" means 10% Secured Convertible Debentures issued by the Company to the Purchasers at the Closing, in the form of Exhibit A.
         ---------

                "Closing Price" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) on the primary Eligible Market on which the Common Stock is then listed or quoted; (b) if the Common Stock is not then listed or quoted on an Eligible Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers.

                "Commission" means the Securities and Exchange Commission.

                "Common Stock" means the common stock of the Company, par value $0.01per share, and any securities into which such common stock may hereafter be reclassified into.

                "Company Counsel" means Frederick C. Summers, III, P.C.

                "Debentures" means $500,000 in aggregate principal amount of the Company's 10% Convertible Debentures issued to the Purchasers at the times set forth herein, in the form of Exhibit A.
                                                ---------

                "Effective Date" means the date that an Underlying Shares Registration Statement is first declared effective by the Commission.

                "Eligible Market" means any of the OTC Bulletin Board, New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq Small Cap Market.

                "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                "Intellectual Property Security Agreement" means the Intellectual Property Security Agreement, dated as of the date of this Agreement, among the Company and the Purchasers, in the form of Exhibit
                                                                         -------
         C.
         --

                "Losses" means any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation and reasonable attorneys' fees.

                "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition).

                "Purchaser Counsel" means Robinson Silverman Pearce Aronsohn & Berman LLP, counsel to the Purchasers.

                "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and the Purchasers, in the form of Exhibit B.
                                            ---------

                "Effectiveness Date" means the date on which an Underlying Shares Registration Statement is required to become effective pursuant to the Registration Rights Agreement.

                "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                "Securities" means the Debentures and the Underlying Shares.

                "Securities Act" means the Securities Act of 1933, as amended.

                "Security Agreements" means the Security Agreement, dated as of the date of this Agreement, among the Company and the Purchasers, in the form of Exhibit D and the Intellectual Property Security Agreement.
                     ---------

                "Subsidiary" means any subsidiary of the Company that is required to be listed in Schedule 3.1(a).
                                  ---------------

                "Trading Market" means the OTC Bulletin Board or any other national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

                "Transaction Documents" means this Agreement, the Debentures, the Transfer Agent Instructions, the Registration Rights Agreement, the Security Agreement, the Intellectual Property Security Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                "Transfer   Agent   Instructions"   means  the  Transfer   Agent
         Instructions,  in the form of Exhibit E,  executed  by the  Company and
                                       ---------
         delivered  to and  acknowledged  in writing by the  Company's  transfer agent.

                "Underlying Shares" means the shares of Common Stock issuable upon conversion of the Debentures.

                "Underlying Shares Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by the Purchasers.


                                   ARTICLE II
                                PURCHASE AND SALE

         2.1    Closing.  The  Closing  shall  take  place  at  the  offices  of
                -------
Purchaser Counsel immediately following the execution hereof, or at such other location or time as the parties may agree.

         2.2    Closing Deliveries.
                ------------------

                (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

                      (i) Closing Debentures, registered in the name of such Purchaser, in the aggregate principal amount indicated below such Purchaser's name on the signature page to this Agreement for the Closing Debentures;


                      (ii)  this Agreement duly executed by the Company;


                      (iii) the Security Agreement duly executed by the Company;

                      (iv) the Intellectual Property Security Agreement duly executed by the Company

                      (v) the Registration Rights Agreement duly executed by the Company

                      (vi) a legal opinion of Company Counsel in agreed form, including a UCC opinion as to the perfection under applicable law of the security interest in the Collateral (as defined in the Security Agreement) after giving effect to the revised Article 9 of the Uniform Commercial Code ; and

                      (vii) the Transfer Agent Instructions.

                (b) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

                      (i) the principal amount in United States dollars for the Closing Debentures indicated below such Purchaser's name on the signature page to this Agreement, in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose; and

                      (ii) an executed copy of each of this Agreement, the Security Agreement, the Intellectual Property Security Agreement and the Registration Rights Agreement.

         2.3    Post Closing Funding.
                --------------------

                (a) If each of the conditions set forth in Section 2.3(b) have been either satisfied by the Company or waived by each Purchaser, then promptly (not exceeding five days) after the Effective Date: (A) the Company will deliver to each Purchaser, Additional Debentures, registered in the name of such Purchaser, in the aggregate principal amount indicated below such Purchaser's name on the signature page to this Agreement for the Additional Debentures and
(B) each Purchaser will, against delivery of its Additional Debentures, deliver to the Company, an amount equal to the principal amount for Additional Debentures indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose. The date, if any, on which the deliveries contemplated in this paragraph occurs is the "Additional Funding Date."

                (b)   Conditions   Precedent  to  the  Purchase  of   Additional
                      ----------------------------------------------------------
Debentures.   Notwithstanding   anything  to  the  contrary  contained  in  this
 ---------
Agreement, the obligation of a Purchaser to purchase the securities described in
Section 2.3(a) above is subject to the satisfaction by the Company of each of the following conditions:

                      (i)   Accuracy  of  the  Company's   Representations   and
                            ----------------------------------------------------
Warranties.  The representations and warranties of the Company contained in this
 ---------
Agreement shall be true and correct as of the date when made and as of the Additional Funding Date, as though made on and as of the Additional Funding Date (other than representations and warranties which relate to a specific date (which shall not include representations and warranties relating to the "date hereof") which representations and warranties shall be true as of such specific date).

                      (ii)  Performance  by the Company.  The Company shall have
                            ---------------------------
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company between the Closing Date and the Additional Funding Date.

                      (iii) Underlying  Shares   Registration   Statement.   The
                            ---------------------------------------------
Underlying Shares Registration Statement (as defined herein) shall have been declared effective under the Securities Act by the Commission and shall have remained effective (and the prospectus therein shall have remained available for use by the Purchasers to resell Securities there under) at all times, not subject to any actual or threatened stop order or subject to any actual or threatened suspension at any time prior to the Additional Funding Date.

                      (iv)  No  Injunction.  Since the Closing Date, no statute,
                            --------------
rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, amended, modified or endorsed by any court of governmental authority of competent jurisdiction or governmental authority, stock market or trading facility which prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

                      (v)   Adverse Changes. Since the Closing Date, no event or
                            ---------------
series of events which reasonably would be expected to have or result in a material adverse effect on the results of operations, assets or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

                      (vi)  No  Suspensions  of  Trading  in Common  Stock.  The
                            ----------------------------------------------
trading in the Common Stock shall not have been suspended by the Commission or on the OTC Bulletin Board ("OTC") (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company) at any time since the Closing Date.

                      (vii) Listing of Common Stock. The Common Stock shall have
                            -----------------------
been at all times since the Closing Date quoted on the OTC.

                     (viii) Change  of  Control.  No Change  of  Control  in the
                            -------------------
Company shall have occurred (as defined in the Debentures).



                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.1    Representations  and  Warranties  of the  Company.  The  Company
                -------------------------------------------------
hereby makes the following representations and warranties to the Purchasers on the Closing Date and on each Additional Funding Date:

                (a)   Subsidiaries.  The  Company  has  no  direct  or  indirect
                      ------------
subsidiaries other than those listed in Schedule 3.1(a).  Except as disclosed in
                                        ---------------
Schedule 3.1(a),  the Company owns,  directly or indirectly,  all of the capital
 --------------
stock of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "Liens"), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. If the Company has no Subsidiaries, then references in this Agreement to Subsidiaries will be disregarded.

                (b)   Organization  and  Qualification.  Each of the Company and
                      --------------------------------
each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate: (i) adversely affect the legality, validity or enforceability of any Transaction
Document, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "Material Adverse Effect").

                (c)   Authorization;  Enforcement. The Company has the requisite
                      ---------------------------
corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations there under. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

                (d)   No Conflicts.  The execution,  delivery and performance of
                      ------------
the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

                (e)   Filings,  Consents and Approvals.  Neither the Company nor
                      --------------------------------
any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required under Section 4.8,
(ii) the filing with the Commission of the Underlying Shares Registration Statement, (iii) the application(s) to each applicable Trading Market for the listing of the Underlying Shares for trading thereon in the time and manner required thereby and (iv) applicable federal and state securities law filings (collectively, the "Required Approvals").

                (f)   Issuance  of  the  Securities.  The  Securities  are  duly
                      -----------------------------
authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock a sufficient number of Underlying Shares to enable it to comply with its conversion obligations under the Debentures (assuming all interest there under is accreted to principal).

                (g)   Capitalization.  The  number  of  shares  and  type of all
                      --------------
authorized,  issued and outstanding capital stock of the Company is set forth in
Schedule  3.1(g).  No  securities  of the Company are entitled to  preemptive or
 ---------------
similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in Schedule 3.1(g), there are
                                                      ---------------
no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers and the Initial Investors under the Initial Transaction) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                (h)   SEC Reports; Financial Statements.  Except as set forth in
                      ---------------------------------
Schedule  3.1(h),  the Company has filed all reports  required to be filed by it
 ---------------
under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except as set forth in Schedule 3.1 (h). The Company has delivered to the
                        -----------------
Purchasers a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated there under, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                (i)   Material  Changes.  Since the date of the  latest  audited
                      -----------------
financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports: (i) there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

                (j)   Litigation.  There is no action, suit, inquiry,  notice of
                      ----------
violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which: (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. The Company does not have pending before the Commission any request for confidential treatment of information. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                (k)   Compliance. Neither the Company nor any Subsidiary: (i) is
                      ----------
in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

                (l)   Labor  Relations.  No material labor problem exists or, to
                      ----------------
the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                (m)   Regulatory  Permits.  The  Company  and  the  Subsidiaries
                      -------------------
possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                (n)   Title to Assets.  The  Company and the  Subsidiaries  have
                      ---------------
good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for certain federal tax Liens as set forth in Schedule 3.1(n)
                                                                ----------------
hereto, and the Liens granted to the Initial Investors pursuant to the Initial Transaction and for other Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

                (o)   Patents and Trademarks.  The Company and the  Subsidiaries
                      ----------------------
have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice or otherwise has reason to believe that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                (p)   Insurance. The Company and the Subsidiaries are insured by
                      ---------
insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                (q)   Transactions With Affiliates and Employees.  Except as set
                      ------------------------------------------
forth in SEC Reports filed at least ten days prior to the date hereof, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                (r)   Internal   Accounting   Controls.   The  Company  and  the
                      --------------------------------
Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                (s)   Solvency.  Based on the financial condition of the Company
                      --------
as of the Closing Date: (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                (t)   Certain Fees. No brokerage or finder's fees or commissions
                      ------------
are or will be payable by the Company to any broker, financial advisor, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions. The Company agrees that the Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any Person for fees of the type contemplated by this Section with the transactions contemplated by this Agreement.

                (u)   Private   Placement.   Assuming   the   accuracy   of  the
                      -------------------
representations and warranties of the Purchasers set forth in Sections 3.2(b)-(f), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act.

                (v)   Listing and Maintenance Requirements. The Company has not,
                      ------------------------------------
in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market and no shareholder approval is required for the Company to fulfill its obligations under the Transaction Documents.

                (w)   Registration  Rights.  Except  as  described  in  Schedule
                      --------------------                              --------
3.1(w),  the Company has not granted or agreed to grant to any Person any rights
 -----
(including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

                (x)   Application of Takeover  Protections.  The Company and its
                      ------------------------------------
Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                (y)   Seniority.   As  of  the  date  of  this   Agreement,   no
                      ---------
indebtedness of the Company is senior to the Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness to the Internal Revenue Service as reflected on Exhibit 3.1(n) hereto, indebtedness secured by purchase money security
   ---------------
interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

                (z)   Disclosure.  The Company  confirms that neither it nor any
                      ----------
other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that the Company believes constitutes, nonpublic information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2.
                                                               -----------

                (aa)  Investment  Company.  The  Company  is not,  and is not an
                      -------------------
Affiliate of an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         3.2    Representations and Warranties of the Purchasers. Each Purchaser
                ------------------------------------------------
hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

                (a)   Organization;  Authority. Such Purchaser is an entity duly
                      ------------------------
organized,  validly  existing  and  in  good  standing  under  the  laws  of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations there under. The purchase by such Purchaser of the Securities to be acquired by it has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and all applicable Transaction Documents have been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                (b)   Investment   Intent.   Such  Purchaser  is  acquiring  the
                      -------------------
Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                (c)   Purchaser  Status.  At the time such Purchaser was offered
                      -----------------
the Securities, it was, and at the date hereof it is, and on each date on which it converts any Debentures, it will be an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser has not been formed solely for the purpose of acquiring the Securities. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

                (d)   Experience of such Purchaser. Such Purchaser, either alone
                      ----------------------------
or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                (e)   Access to Information. Such Purchaser acknowledges that it
                      ---------------------
has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

                (f)   General Solicitation. Such Purchaser is not purchasing the
                      --------------------
Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                (g)   Reliance.  Such  Purchaser  understands  and  acknowledges
                      --------
that: (i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

         The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.


                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

         4.1    Transfer Restrictions.
                ---------------------

                (a) The Securities may only be disposed of by a Purchaser in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Purchaser or to a Person managed or advised by the same Person as manager or adviser to such Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall restate the representations and warranties of such Purchaser under Section 3.2 and agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Transaction Documents.

                (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate
                 ---------------
evidencing Securities:

         THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A
         LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

         The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the Securities and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders there under.

         (c) Certificates evidencing Securities shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) while a registration statement (including the Underlying Shares Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the Effective Date. If all or any portion of a Debenture is converted at a time when there is an effective registration statement to cover the resale of the Underlying Shares, such Underlying Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Securities issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

         4.2    Acknowledgment  of Dilution.  The Company  acknowledges that the
                ---------------------------
issuance of the Securities will result in dilution of the outstanding shares of Common Stock. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim that the Company may have against any Purchaser.

         4.3    Furnishing  of  Information.  As  long  as  any  Purchaser  owns
                ---------------------------
Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.

         4.4    Integration.  The  Company  shall  not,  and  shall use its best
                -----------
efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

         4.5    Reservation  and  Listing  of  Securities.   The  Company  shall
                -----------------------------------------
maintain a reserve from its duly authorized shares of Common Stock to comply with its conversion obligations under the Debentures and pursuant to the Transaction Documents.

         4.6    Conversion  Procedures.  The forms of Conversion Notice included
                ----------------------
in the Debentures sets forth the totality of the procedures required in order to convert the Debentures. No additional legal opinion or other information or instructions shall be necessary to enable the Purchasers to convert their Debentures. The Company shall honor conversions of the Debentures and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

         4.7    Subsequent Placements.
                ---------------------

                (a) Subject to Section 4.7(c) and (d), from the date hereof through the 90th Trading Day following the Effective Date, other than to the Purchasers or the Initial Investors, the Company will not: (i) offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its Affiliates' equity or equity equivalent securities (including the issuance of any debt or other instrument at any time over the life thereof convertible into or exchangeable for Common Stock (any such offer, sale, grant, disposition or announcement being referred to as a "Subsequent Placement") or (ii) file a
registration   statement  (other  than  on  a  Form  S-8  and  pursuant  to  the
Registration Rights Agreement) with the Commission with respect to any securities of the Company.

                (b) Subject to Section 4.7(c) and (d), from the date hereof until the expiration of the 180th Trading Day after the Effective Date, the Company shall not, directly or indirectly, effect any Subsequent Placement unless: (i) the Company delivers to each of the Purchasers a written notice (the "Subsequent Placement Notice") of its intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised there under, the Person with whom such Subsequent Placement shall be effected, and attached to which shall be a term sheet or similar document relating thereto and (ii) such Purchaser shall not have notified the Company by 6:30 p.m. (New York City time) on the tenth Trading Day after its receipt of the Subsequent Placement Notice of its willingness to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on the same terms set forth in the Subsequent Placement Notice. If the Purchasers shall fail to notify the Company of their intention to enter into such negotiations within such time period, the Company may effect the Subsequent Placement substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Placement Notice; provided, that the Company shall provide the Purchasers with a second Subsequent Placement Notice, and the Purchasers shall again have the right of first refusal set forth above in this paragraph (a), if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within 45 Trading Days after the date of the initial Subsequent Placement Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Placement Notice. If the Purchasers shall indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Purchaser shall be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Purchaser's pro-rata portion of the aggregate number of Shares purchased by such Purchaser under this Agreement, but the Company shall not be required to accept financing from the Purchasers in an amount in excess of the amount set forth in the Subsequent Placement Notice.

                (c) The restrictions contained in Section 4.7(a) and (b) shall not apply to the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by the Company or to the issuance of Common Stock upon exercise of such options.

                (d) The restrictions contained in Section 4.7(a)and (b) shall be extended for any number of Trading Days during such period in which: (i) trading in the Common Stock is suspended by any Trading Market, or (ii) the Underlying Shares Registration Statement is not effective or (iii) the prospectus included in the Underlying Shares Registration Statement may not be used by the Purchasers for the resale of Registrable Securities there under.

         4.8    Securities Laws Disclosure; Publicity. The Company shall, on the
                -------------------------------------
Closing Date, issue a press release reasonably acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby. The Company and the Purchasers shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

         4.9    Non-Public  Information.  The Company  covenants and agrees that
                -----------------------
neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         4.10   Use of Proceeds. The Company shall use the net proceeds from the
                ---------------
sale of the Securities hereunder for working capital purposes and for the satisfaction of any portion of the Company's debt (including the payment of all its outstanding debt of approximately $26,000 to Silicon Valley Bank in accordance with the Payment Request letter dated May 8, 2002, payment of trade payables and accrued expenses in the ordinary course of the Company's business and prior practices) but not to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

         4.11   Indemnification  of  Purchasers.  The Company will indemnify and
                -------------------------------
hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Purchaser Party may suffer or incur as a result of or relating to:
(a) any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents; or (b) any cause of action, suit or claim brought or made against such Purchaser Party and arising solely out of or solely resulting from the execution, delivery, performance or enforcement of this Agreement or any of the other Transaction Documents and without causation by any other activity, obligation, condition or liability pertaining to such Purchaser and not to the transactions contemplated by this Agreement. The Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

         4.12   Shareholders  Rights  Plan.  In the  event  that a  shareholders
                --------------------------
rights plan is adopted by the Company, no claim will be made or enforced by the Company or any other Person that any Purchaser is an "Acquiring Person" under any such plan or in any way could be deemed to trigger the provisions of such plan by virtue of receiving Securities under the Transaction Documents.

                                    ARTICLE V
                                  MISCELLANEOUS

         5.1    Fees and Expenses.  The Company has agreed to pay $20,000 to the
                -----------------
Purchasers as reimbursement for their legal and other fees and expenses incurred in connection with the investigation and negotiation of the transaction and the preparation and negotiation of the Transaction Documents. Accordingly, in lieu of the foregoing payments, the Company, on the Closing Date, will direct that the aggregate amount that the Purchasers are to pay for the Debentures at the Closing, will be reduced by $20,000. Other than as specified above, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

         5.2    Entire Agreement.  The Transaction Documents,  together with the
                ----------------
Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchasers such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

         5.3    Notices.   Any  and  all  notices  or  other  communications  or
                -------
deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         5.4    Amendments;  Waivers.  No  provision  of this  Agreement  may be
                --------------------
waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         5.5    Construction.  The headings herein are for convenience  only, do
                ------------
not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         5.6    Successors and Assigns. This Agreement shall be binding upon and
                ----------------------
inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement and the Transaction Documents to any Person to whom such Purchaser assigns or transfers any Securities.

         5.7    No Third-Party Beneficiaries. This Agreement is intended for the
                ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Sections 4.11 and 4.12.

         5.8    Governing  Law;  Venue;  Waiver  of Jury  Trial.  All  questions
                -----------------------------------------------
concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

         5.9    Survival.  The  representations,   warranties,   agreements  and
                --------
covenants contained herein shall survive the Closing and the delivery, and conversion of the Debentures.

         5.10   Execution.  This  Agreement  may be  executed  in  two  or  more
                ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         5.11   Severability.  If any provision of this  Agreement is held to be
                ------------
invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.12   Rescission and Withdrawal Right. Notwithstanding anything to the
                -------------------------------
contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

         5.13   Replacement  of  Securities.  If any  certificate  or instrument
                ---------------------------
evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

         5.14   Remedies.  In addition to being  entitled to exercise all rights
                --------
provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         5.15   Payment  Set  Aside.  To the  extent  that the  Company  makes a
                -------------------
payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights there under, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         5.17   Independent  Nature of Purchasers'  Obligations and Rights.  The
                ----------------------------------------------------------
rights and obligations of each Purchaser under any Transaction Document are several and not joint with the rights and obligations of the other Purchaser and a Purchaser shall not be responsible in any way for the performance of the obligations of the other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto shall constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for the other Purchaser to be joined as an additional party in any proceeding for such purpose.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Secured Convertible Debenture Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    ACHIEVEMENT TEC HOLDINGS, INC

                                    By:________________________________________
                                    Name: Milton Cotter
                                    Title: Chief Executive Officer

                                    Address for Notice:

                                    2100 N. Highway 360
                                    Suite 400B
                                    Grand Prairie, Texas 75050
                                    Facsimile No.: (972) 641-5494
                                    Phone No.: (972) 641-5697
                                    Attn: Chief Executive Officer

                                    With a copy to:

                                    Frederick C. Summers, III
                                    8235 Douglas Avenue, Suite 1111
                                    Dallas, Texas 75225
                                    Facsimile No.: (214) 750-3650
                                    Phone No.:  (214) 750-0992


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Secured Convertible Debenture Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                     AJW PARTNERS, LLC
                     By: SMS Group, LLC

                     By:_____________________________________
                     Name: Corey S. Ribotsky
                     Title: Manager

                     Aggregate Purchase Price for Closing Debentures     $37,500

                     Aggregate Purchase Price for Additional Debentures  $12,500

                     Address for Notice:

                     AJW Partners, LLC
                     155 First Street
                     Suite B
                     Mineola, New York 11501
                     Facsimile No.: (516) 739-7115
                     Attn: Corey S. Ribotsky

                     With a copy to:

                     Robinson Silverman Pearce Aronsohn &
                        Berman LLP
                     1290 Avenue of the Americas
                     New York, NY  10104
                     Facsimile No.:  (212) 541-4630 or (212) 541-1432
                     Attn: Eric L. Cohen, Esq.

         IN WITNESS WHEREOF, the parties hereto have caused this Secured Convertible Debenture Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                     NEW MILLENNIUM CAPITAL PARTNERS II, LLC
                     By: First Street Manager II, LLC

                     By:_____________________________________
                     Name: Corey Ribotsky
                     Title: Manager

                     Aggregate Purchase Price for Closing Debentures     $37,500

                     Aggregate Purchase Price for Additional Debentures  $12,500

                     Address for Notice:

                     New Millennium Capital Partners II, LLC
                     155 First Street
                     Suite B
                     Mineola, New York 11501
                     Facsimile No.: (516) 739-7115
                     Attn: Corey Ribotsky

                     With a copy to:

                     Robinson Silverman Pearce Aronsohn &
                        Berman LLP
                     1290 Avenue of the Americas
                     New York, NY  10104
                     Facsimile No.:  (212) 541-4630 or (212) 541-1432
                     Attn: Eric L. Cohen, Esq.

         IN WITNESS WHEREOF, the parties hereto have caused this Secured Convertible Debenture Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                     PEGASUS CAPITAL PARTNERS, LLC

                     By:_____________________________________
                     Name: Corey Ribotsky
                     Title: Manager

                     Aggregate Purchase Price for Closing Debentures    $112,500

                     Aggregate Purchase Price for Additional Debentures  $87,500

                     Address for Notice:

                     Pegasus Capital Partners, LLC
                     155 First Street
                     Suite B
                     Mineola, New York 11501
                     Facsimile No.: (516) 739-7115
                     Attn: Corey Ribotsky

                     With a copy to:

                     Robinson Silverman Pearce Aronsohn &
                        Berman LLP
                     1290 Avenue of the Americas
                     New York, NY  10104
                     Facsimile No.:  (212) 541-4630 or (212) 541-1432
                     Attn: Eric L. Cohen, Esq.

         IN WITNESS WHEREOF, the parties hereto have caused this Secured Convertible Debenture Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                     AJW/NEW MILLENNIUM OFFSHORE LTD.


                     By:_____________________________________
                     Name: Corey Ribotsky
                     Title: Manager

                     Aggregate Purchase Price for Closing Debentures    $112,500

                     Aggregate Purchase Price for Additional Debentures  $87,500

                     Address for Notice:

                     AJW/New Millennium Offshore Ltd.
                     155 First Street
                     Suite B
                     Mineola, New York 11501
                     Facsimile No.: (516) 739-7115
                     Attn: Corey Ribotsky

                     With a copy to:

                     Robinson Silverman Pearce Aronsohn &
                        Berman LLP
                     1290 Avenue of the Americas
                     New York, NY  10104
                     Facsimile No.:  (212) 541-4630 or (212) 541-1432
                     Attn: Eric L. Cohen, Esq.

 Exhibits: Forms
 --------

 A        Debenture
 B        Registration Rights Agreement
 C        Intellectual Property Security Agreement
 D        Security Agreement
 E        Transfer Agent Instructions


 Schedules:
 ---------

 3.1(a)   Subsidiaries
 3.1(g)   Capitalization
 3.1(h)   SEC Reports
 3.1(n)   Title to Assets
 3.1(w)   Registration Rights